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                     HOMEGOLD HOME EQUITY LOAN TRUST 1999-1

           Class A Home Equity Loan Asset Backed Notes, Series 1999-1

                                 ---------------


                                    INDENTURE

                             Dated as of May 1, 1999

                                 ---------------



                            FIRST UNION NATIONAL BANK

                                Indenture Trustee

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                                TABLE OF CONTENTS
                                                                                                               Page
ARTICLE I          Definitions and Incorporation by Reference.....................................................2

     SECTION 1.1.  Definitions....................................................................................2
     SECTION 1.2.  Incorporation by Reference of the Trust Indenture Act..........................................2
     SECTION 1.3.  Rules of Construction..........................................................................3
     SECTION 1.4.  Conflict with TIA..............................................................................3

ARTICLE II         The Notes......................................................................................3

     SECTION 2.1.  Form...........................................................................................3
     SECTION 2.2.  Execution, Authentication and Delivery.........................................................4
     SECTION 2.3.  Registration; Registration of Transfer and Exchange............................................4
     SECTION 2.4.  Mutilated, Destroyed, Lost or Stolen Notes.....................................................5
     SECTION 2.5.  Persons Deemed Owners..........................................................................6
     SECTION 2.6.  Payment of Principal and Interest..............................................................7
     SECTION 2.7.  Cancellation...................................................................................7
     SECTION 2.8.  Release of Collateral..........................................................................7
     SECTION 2.9.  Book-Entry Notes...............................................................................8
     SECTION 2.10. Notices to Depository..........................................................................8
     SECTION 2.11. Definitive Notes...............................................................................8

ARTICLE III        Covenants......................................................................................9

     SECTION 3.1.  Payment of Principal and Interest..............................................................9
     SECTION 3.2.  Maintenance of Office or Agency................................................................9
     SECTION 3.3.  Money for Payments to Be Held in Trust.........................................................9
     SECTION 3.4.  Existence.....................................................................................10
     SECTION 3.5.  Protection of Trust Property..................................................................11
     SECTION 3.6.  Opinions as to Trust Property.................................................................11
     SECTION 3.7.  Performance of Obligations; Servicing of Mortgage Loans.......................................12
     SECTION 3.8.  Negative Covenants............................................................................13
     SECTION 3.9.  Annual Statement as to Compliance.............................................................13
     SECTION 3.10. Issuer May Not Consolidate....................................................................14
     SECTION 3.11. No Other Business.............................................................................14
     SECTION 3.12. No Borrowing; Use of Proceeds.................................................................14
     SECTION 3.13. Servicer's Obligations........................................................................14
     SECTION 3.14. Guarantees, Loans, Advances and Other Liabilities.............................................14
     SECTION 3.15. Capital Expenditures..........................................................................14
     SECTION 3.16. Compliance with Laws..........................................................................14
     SECTION 3.17. Restricted Payments...........................................................................14
     SECTION 3.18. Notice of Events of Default and Servicer Events of Default....................................15
     SECTION 3.19. Further Instruments and Acts..................................................................15
     SECTION 3.20. Amendments of Sale and Servicing Agreement and Trust Agreement................................15
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
     SECTION 3.21. Income Tax Characterization...................................................................15
     SECTION 3.22. [Reserved]....................................................................................15

ARTICLE IV         Satisfaction and Discharge....................................................................15

     SECTION 4.1.  Satisfaction and Discharge of Indenture.......................................................15
     SECTION 4.2.  Application of Trust Money....................................................................16
     SECTION 4.3.  Repayment of Monies Held by Note Paying Agent.................................................16

ARTICLE V          Remedies......................................................................................17

     SECTION 5.1.  Events of Default.............................................................................17
     SECTION 5.2.  Acceleration of Maturity; Rescission and Annulment............................................17
     SECTION 5.3.  Remedies......................................................................................18
     SECTION 5.4.  Indenture Trustee Shall File Proofs of Claim..................................................19
     SECTION 5.5.  Indenture Trustee May Enforce Claims Without Possession of Notes..............................20
     SECTION 5.6.  Application of Money Collected................................................................20
     SECTION 5.7.  Limitation on Rights of Noteholders...........................................................20
     SECTION 5.8.  Unconditional Rights of Noteholders to Receive Principal and Interest.........................21
     SECTION 5.9.  Restoration of Rights and Remedies............................................................21
     SECTION 5.10. Rights and Remedies Cumulative................................................................21
     SECTION 5.11. Delay or Omission Not a Waiver................................................................22
     SECTION 5.12. Control by Insurer or Noteholders.............................................................22
     SECTION 5.13. Undertaking for Costs.........................................................................22
     SECTION 5.14. Waiver of Stay or Extension Laws..............................................................23
     SECTION 5.15. Action on Notes...............................................................................23
     SECTION 5.16. Performance and Enforcement of Certain Obligations............................................23
     SECTION 5.17. Subrogation...................................................................................23
     SECTION 5.18. Preference Claims.............................................................................24
     SECTION 5.19. Sale of Trust Estate..........................................................................24
     SECTION 5.20. Waiver of Past Defaults.......................................................................25

ARTICLE VI         The Indenture Trustee.........................................................................26

     SECTION 6.1.  Duties of Indenture Trustee...................................................................26
     SECTION 6.2.  Rights of Indenture Trustee...................................................................28
     SECTION 6.3.  Individual Rights of Indenture Trustee........................................................29
     SECTION 6.4.  Indenture Trustee's Disclaimer................................................................29
     SECTION 6.5.  Notice of Defaults............................................................................29
     SECTION 6.6.  Reports by Indenture Trustee to Holders.......................................................29
     SECTION 6.7.  Compensation and Indemnity....................................................................29
     SECTION 6.8.  Replacement of Indenture Trustee..............................................................30
     SECTION 6.9.  Successor Indenture Trustee by Merger.........................................................32
     SECTION 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.............................32
     SECTION 6.11. Eligibility...................................................................................33
     SECTION 6.12. Preferential Collection of Claims Against Issuer..............................................33
     SECTION 6.13. Appointment and Powers........................................................................33
     SECTION 6.14. Performance of Duties.........................................................................34
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                                       ii

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
     SECTION 6.15. Limitation on Liability.......................................................................34
     SECTION 6.16. Reliance Upon Documents.......................................................................34
     SECTION 6.17. Representations and Warranties of the Indenture Trustee.......................................34
     SECTION 6.18. Waiver of Setoffs.............................................................................35
     SECTION 6.19. Suits for Enforcement.........................................................................35
     SECTION 6.20. Mortgagor Claims..............................................................................36
     SECTION 6.21. Certain Available Information.................................................................36

ARTICLE VII        Noteholders' Lists and Reports................................................................37

     SECTION 7.1.  Issuer to Furnish to Indenture Trustee Names and Addresses of Noteholders.....................37
     SECTION 7.2.  Preservation of Information; Communications to Noteholders....................................37
     SECTION 7.3.  Reports by Issuer.............................................................................37
     SECTION 7.4.  Reports by Indenture Trustee..................................................................38

ARTICLE VIII       Accounts; Investment of Moneys; Collection and Application of Moneys; Reports.................38

     SECTION 8.1.  Collection of Money...........................................................................38
     SECTION 8.2.  Release of Trust Property.....................................................................38
     SECTION 8.3.  Payments......................................................................................39
     SECTION 8.4.  Compliance with Withholding Requirements......................................................42
     SECTION 8.5.  Statements to Noteholders.....................................................................43
     SECTION 8.6.  Rights of Noteholders.........................................................................43
     SECTION 8.7.  Distribution Account..........................................................................43
     SECTION 8.8.  [Reserved]....................................................................................44
     SECTION 8.9.  [Reserved]....................................................................................44
     SECTION 8.10. Expense Account...............................................................................44
     SECTION 8.11. Reserve Account...............................................................................45
     SECTION 8.12. Investment of Funds...........................................................................46

ARTICLE IX Supplemental Indentures...............................................................................47

     SECTION 9.1.  Supplemental Indentures Without Consent of Noteholders........................................47
     SECTION 9.2.  Supplemental Indentures with Consent of Insurer or Noteholders................................48
     SECTION 9.3.  Execution of Supplemental Indentures..........................................................49
     SECTION 9.4.  Effect of Supplemental Indenture..............................................................50
     SECTION 9.5.  Conformity With Trust Indenture Act...........................................................50
     SECTION 9.6.  Reference in Notes to Supplemental Indentures.................................................50

ARTICLE X          Redemption of Notes...........................................................................50

     SECTION 10.1. Redemption....................................................................................50
     SECTION 10.2. Notice........................................................................................51
     SECTION 10.3. Presentation and Surrender of Notes and Payment...............................................51

ARTICLE XI         Certain Matters Regarding the Insurer.........................................................51

     SECTION 11.1. Rights of the Insurer to Exercise Rights of Class A Noteholders...............................51
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                                      iii

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
     SECTION 11.2.  Indenture Trustee to Act Solely with Consent of the Insurer..................................51
     SECTION 11.3.  Trust Property and Accounts Held for Benefit of the Insurer..................................51
     SECTION 11.4.  Claims Upon the Policy; Policy Payments Account..............................................52
     SECTION 11.5.  Notices to the Insurer.......................................................................53
     SECTION 11.6.  Third-Party Beneficiary......................................................................53
     SECTION 11.7.  Indenture Trustee to Hold the Policy.........................................................53

ARTICLE XII         Miscellaneous................................................................................53

     SECTION 12.1.  Compliance Certificates and Opinions, etc....................................................53
     SECTION 12.2.  Form of Documents Delivered to Indenture Trustee.............................................54
     SECTION 12.3.  Acts of Noteholders..........................................................................54
     SECTION 12.4.  Notices, etc. to Indenture Trustee, Issuer, Insurer and Rating Agencies......................55
     SECTION 12.5.  Notices to Noteholders; Waiver...............................................................56
     SECTION 12.6.  Alternate Payment and Notice Provisions......................................................56
     SECTION 12.7.  Conflict with Trust Indenture Act............................................................57
     SECTION 12.8.  Effect of Headings and Table of Contents.....................................................57
     SECTION 12.9.  Successors and Assigns.......................................................................57
     SECTION 12.10. Separability.................................................................................57
     SECTION 12.11. Benefits of Indenture........................................................................57
     SECTION 12.12. Legal Holidays...............................................................................57
     SECTION 12.13. GOVERNING LAW................................................................................57
     SECTION 12.14. Counterparts.................................................................................58
     SECTION 12.15. Recording of Indenture.......................................................................58
     SECTION 12.16. Trust Obligation.............................................................................58
     SECTION 12.17. No Petition..................................................................................58
     SECTION 12.18. Inspection...................................................................................58
     SECTION 12.19. Limitation of Liability......................................................................59

EXHIBIT A -- Glossary of Defined Terms

EXHIBIT B -- Form of Class A Note

EXHIBIT C -- Form of Financial Guaranty Insurance Policy
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                                       iv
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                     HOMEGOLD HOME EQUITY LOAN TRUST 1999-1

                  Reconciliation and Tie between the Indenture
                        dated as of March 1, 1999 and the
                     Trust Indenture Act of 1939, as amended

   Trust Indenture Act Section                    Indenture Section
          ss. 310 (a) (1)                             ss. 6.11
             (a) (2)                                  ss. 6.11
             (a) (3)                                  ss. 6.10
             (a) (4)                               Not Applicable
               (b)                                    ss. 6.11
               (c)                                 Not Applicable

             311 (a)                                  ss. 6.12
               (b)                                    ss. 6.12

             312 (a)                                  ss. 7.1
               (b)                                    ss. 7.2(b)
               (c)                                    ss. 7.2(c)

             313 (a)                                  ss. 7.4
             (b) (1)                                  ss. 7.4
             (b) (2)                                  ss. 7.4
               (c)                                    ss. 7.3, ss. 7.4
               (d)                                    ss. 7.4

             314 (a)                                  ss. 3.9, ss. 7.3
               (b)                                    ss. 3.6

             (c) (1)                         ss. 2.8, ss. 8.2(c), ss. 12.1
             (c) (2)                                  ss. 12.1
             (c) (3)                                  ss. 12.1
               (d)                           ss. 2.8, ss. 8.2(c), ss. 12.1
               (e)                                    ss. 12.1
               (f)                                  Not Applicable

             315 (a)                          ss. 6.1, ss. 6.14, ss. 6.16
               (b)                                    ss. 6.5
               (c)                                    ss. 6.1
               (d)                                    ss. 6.1
               (e)                                    ss. 5.13
     316 (a) (last sentence)                          ss. 1.1
           (a) (1) (A)                                ss. 5.12
           (a) (1) (B)                                ss. 5.20
             (a) (2)                                Not Applicable
           317 (a) (1)                                ss. 5.3

             (a) (2)                                  ss. 5.4, ss. 5.5
               (b)                                      ss. 3.3

             318 (a)                                ss. 1.4, ss. 12.7
               (c)                                      ss. 12.7

                  INDENTURE dated as of May 1, 1999, between HOMEGOLD HOME EQUITY LOAN TRUST 1999-1, a Delaware business trust (the "Issuer"), and FIRST UNION NATIONAL BANK, a national banking association, as trustee (the "Indenture Trustee").

                  Each party agrees as follows for the benefit of the other party, the Insurer and for the equal and ratable benefit of the Holders of the Issuer's Class A Home Equity Loan Asset Backed Notes, Series 1999-1 (collectively, the "Notes"):

                  As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Collateral (as defined below) to the Indenture Trustee on behalf of the Noteholders and the Insurer.

                  Financial Security Assurance, Inc. (the "Insurer") has issued and delivered a financial guaranty insurance policy, dated the Closing Date (the "Policy"), pursuant to which the Insurer guarantees the Scheduled Payments (as defined below).

                  As an inducement to the Insurer to issue and deliver the Policy, the Issuer and the Insurer have executed and delivered the Insurance and Indemnity Agreement, dated as of May1, 1999 (as amended from time to time, the "Insurance Agreement"), among the Insurer, the Issuer, HomeGold, Inc., HomeGold Financial, Inc., Emergent Mortgage Holdings Corporation, and Prudential Securities Secured Financing Corporation.

                  As an additional inducement to the Insurer to issue the Policy, and as security for the performance by the Issuer of its respective obligations hereunder and the other Basic Documents to the Insurer and the Indenture Trustee, the Issuer has agreed to grant and assign the Collateral (as defined below) to the Indenture Trustee for the benefit of the Issuer Secured Parties, as their respective interests may appear.

                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Indenture Trustee at the Closing Date, for the benefit of the Issuer Secured Parties all of the Issuer's right, title and interest in and to (i) the Mortgage Loans, (ii) any Qualified Substitute Mortgage Loans acquired by the Issuer subsequent to the Closing Date pursuant to the Sale and Servicing Agreement, (iii) the Mortgage Files delivered or to be delivered to the Indenture Trustee pursuant to the Sale and Servicing Agreement, (iv) all interest and principal received by the Issuer on or in respect of the Mortgage Loans and the Qualified Substitute Mortgage Loans pursuant to the Sale and Servicing Agreement due after the applicable Cut-off Date and all other proceeds received in respect of such Mortgage Loans, (v) the Depositor's rights under the Unaffiliated Seller's Agreement, and the Purchase Agreement and Assignment (including any security interest created thereby) assigned to the Issuer pursuant to the Sale and Servicing Agreement, (vi) the Sale and Servicing Agreement, (vii) any and all other property, assets, rights and interests included or to be included in the Trust Property, (viii) all cash, instruments or other property held or required to be deposited in the Collection Account, the Distribution Account, the Reserve Account and the Expense Account, including all investments made with funds in such accounts (but not including any income on funds deposited in, or investments made with funds deposited in, such accounts, which income shall belong to and be for the account of the Servicer), and (ix) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards. Such Grants are made, however, in trust, to secure the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, and for the benefit of the Insurer to secure (x) the payment of all amounts due on the Notes in accordance with their terms, (y) the payment of all other sums payable under this Indenture and (z) compliance with the provisions of this Indenture, all as provided in this Indenture (the foregoing "Collateral").

                  The foregoing Grant is made in trust to the Indenture Trustee, for the benefit first, of the Holders of the Notes, and second, for the benefit of the Insurer. The Indenture Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of such parties, recognizing the priorities of their respective interests, may be adequately and effectively protected.

                  In connection with the Grant set forth above, the Issuer does hereby deliver to, and deposit with the Indenture Trustee, the Mortgage Files.

                                   ARTICLE I

                   Definitions and Incorporation by Reference

                  SECTION 1.1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in Exhibit A hereto.

                  SECTION 1.2. Incorporation by Reference of the Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "Indenture Trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer.

                  All other TIA terms used in this Indenture that are defined by the TIA, or defined by Commission rule have the meaning assigned to them by such definitions.

                  SECTION 1.3. Rules of Construction. Unless the context otherwise requires:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including without limitation; and

                  (v) words in the singular include the plural and words in the plural include the singular.

                  SECTION 1.4. Conflict with TIA. If any provision hereof limits, qualifies or conflicts with a provision of the TIA that is required under the TIA to be part of and govern this Indenture, the latter provision shall control and all provisions required by the TIA are hereby incorporated by reference. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, such provisions of the TIA shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

                                   ARTICLE II

                                    The Notes

                  SECTION 2.1. Form. The Class A Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibits B-1 and B-2, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                  Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits B-1 and B-2 are part of the terms of this Indenture.

                  SECTION 2.2. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be original or facsimile.

                  Notes bearing the original or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  The Indenture Trustee shall authenticate and deliver Class A Notes for original issue in an aggregate principal amount of $53,964,000. The Class A Notes outstanding at any time may not exceed such amount except as provided in Section 2.4.

                  Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate attached to any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Subject to Section 2.9 and Section 2.11, the Notes shall be Book-Entry Notes.

                  SECTION 2.3. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

                  If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

                  Upon surrender for registration or transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, and if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute and cause the Indenture Trustee to authenticate one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount. A Noteholder may also obtain from the Indenture Trustee, in the name of the designated transferee or transferees one or more new Notes, in any authorized denominations, of the same Class and a like aggregate principal amount. Such requirements shall not be deemed to create a duty on the part of the Indenture Trustee to monitor the compliance by the Issuer with Section 8-401 of the UCC.

                  At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of the same Class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, and if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate the Notes which the Noteholder making the exchange is entitled to receive. Such requirements shall not be deemed to create a duty on the part the Indenture Trustee to monitor the compliance by the Issuer with Section 8-401 of the UCC.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to Exhibits B-1 and B-2, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Note Registrar may require.

                  No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.4 not involving any transfer.

                  Any Noteholder using the assets of (i) an employee benefit plan (as defined in Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity to purchase the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  SECTION 2.4. Mutilated, Destroyed, Lost or Stolen Notes. If
(i) any mutilated Note is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the

Indenture Trustee and the Insurer such security or indemnity as may be required by it to hold the Issuer, the Indenture Trustee and the Insurer harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser or protected purchaser (within the meaning of Section 8-302 of the UCC), and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note (such requirement shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Issuer with Section 8-405); provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, the Issuer may, instead of issuing a replacement Note, direct the Indenture Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Indenture Trustee and the Insurer shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Insurer or the Indenture Trustee in connection therewith.

                  Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                  Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.5. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee and the Insurer may treat the Person in whose name any Note is registered (as of the Record
Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Insurer, the Indenture Trustee nor any agent of the Issuer, the Insurer or the Indenture Trustee shall be affected by notice to the contrary.

                  SECTION 2.6. Payment of Principal and Interest (a). (a) The unpaid principal of the Notes of each Class shall accrue interest as provided herein, which (except for Shortfall Interest Deferred Amounts or Accrued Shortfall Interest Carry Forward Amounts, which shall be due and payable only to the extent funds are available therefor as provided herein) shall be due and payable on each Payment Date prior to the Final Payment Date thereof and (without regard to the availability of funds for the payment of Shortfall Interest Deferred Amounts or Accrued Shortfall Interest Carry Forward Amounts) on such Final Payment Date. The unpaid principal of the Notes of each Class shall be due and payable (to the extent of funds available therefor as provided herein) on each Payment Date as provided in Section 8.3 and (regardless of the availability of sufficient funds therefor) on the Final Payment Date for such Class. Payment of interest and principal on any Note shall be made as provided in Section 8.3(d).

                  (b) [Intentionally Omitted.]

                  (c) [Intentionally Omitted.]

                  (d) Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Indenture Trustee, the Indenture Trustee shall, upon written notice from the Servicer of the amounts, if any, that the Insurer has paid in respect of the Notes under the Policy or otherwise which has not been reimbursed to it, deliver such surrendered Notes to the Insurer to the extent not previously cancelled or destroyed.

                  SECTION 2.7. Cancellation. Subject to Section 2.6(d), all Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. Subject to Section 2.6(d), the Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. Subject to Section 2.6(d), all canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

                  SECTION 2.8. Release of Collateral. The Indenture Trustee shall (i) release any portion of the Trust Property relating to a Class from the lien created by this Indenture in accordance with the provisions of Section 10.02(b) of the Sale and Servicing Agreement and (ii) on or after the Termination Date, release any remaining portion of the Trust Property relating to such Class from the lien created by this Indenture, in each case upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 10.02.

                  SECTION 2.9. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to the Depository or its nominee by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the Depository, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.11. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.11:

                  (i) the provisions of this Section shall be in full force and effect;

                  (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

                  (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                  (iv) the rights of Note Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Note Owners and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 2.11, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants;

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee; and

                  (vi) Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Indenture Trustee at the Corporate Trust Office.

                  SECTION 2.10. Notices to Depository. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to
Section 2.11, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Note Owners.

                  SECTION 2.11. Definitive Notes. If (i) the Depositor or the Depository advises the Indenture Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Servicer is unable to locate a qualified successor, (ii) the Depositor at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicer Event of Default or Event of Default, Holders of Notes evidencing not less than 51% of the Outstanding Amount of the Notes advise the Indenture Trustee through the Depository in writing that the continuation of a book entry system through the Depository is no longer in the best interests of the Note Owners, then the Indenture Trustee shall notify all Depository Participants and Note Owners of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

                                   ARTICLE III

                                    Covenants

                  SECTION 3.1. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be delivered to the Indenture Trustee all amounts on deposit in the Collection Account when and as required by the Sale and Servicing Agreement. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

                  SECTION 3.2. Maintenance of Office or Agency. The Issuer will maintain in Charlotte, North Carolina, an office or agency where Notes may be surrendered for registration, transfer or exchange of the Notes, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

                  SECTION 3.3. Money for Payments to Be Held in Trust. The Issuer will cause each Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Insurer an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee and the Insurer written notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;

                  (iv) immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

                  Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request, and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease.

                  SECTION 3.4. Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Trust Property, the Notes, and each other instrument or agreement included in the Trust Property.

                  SECTION 3.5. Protection of Trust Property. The Issuer intends the security interest granted pursuant to this Indenture in favor of the Issuer Secured Parties to be prior to all other liens in respect of the Trust Property, and the Issuer shall take all actions necessary to discharge and release the Warehouse Liens upon the acquisition by the Trust of the related Mortgage Loans and thereafter to obtain and maintain, in favor of the Indenture Trustee, for the benefit of the Issuer Secured Parties, a first lien on and a first priority, perfected security interest in the Trust Property. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Property;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee for the benefit of the Issuer Secured Parties created by this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Collateral;

                  (v) preserve and defend title to the Trust Property and the rights of the Indenture Trustee in such Trust Property against the claims of all persons and parties; and

                  (vi) pay all taxes or assessments levied or assessed upon the Trust Property when due.

                  The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section; provided that, such designation shall not be deemed to create a duty in the Indenture Trustee or the Indenture Trustee to monitor the compliance of the Issuer with respect to its duties under this Section 3.5 or the adequacy of any financing statement, continuation statement or other instrument prepared by the Issuer.

                  SECTION 3.6. Opinions as to Trust Property. (a) On the
Closing Date, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel stating that, in the opinion of such counsel, such actions have been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Indenture Trustee, for the benefit of the Issuer Secured Parties, created by this Indenture.

                  (b) Within 90 days after the beginning of each calendar year, beginning with the first calendar year beginning more than six months after the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Insurer, an Opinion of Counsel either stating that, in the opinion of such counsel, such actions have been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel, no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture.

                  SECTION 3.7. Performance of Obligations; Servicing of Mortgage Loans. (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Property or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided or permitted in this Indenture, the Basic Documents or such other instrument or agreement.

                  (b) The Issuer may contract with other Persons acceptable to the Insurer to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Property, including, but not limited, to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee and the Insurer (or, if an Insurer Default has occurred and is continuing, and such waiver, amendment, modification, supplement or termination would adversely affect the interests of the Noteholders, then of the Holders of a majority of the Outstanding Amount of the Notes). The Indenture Trustee may determine whether or not any Notes would be adversely affected by any such waiver, amendment, modification, supplement or termination upon receipt of written confirmation from the Rating Agencies that such action would not adversely affect the then current ratings on the Notes.


                  (d) If a Responsible Officer of the Owner Trustee shall have actual knowledge of the occurrence of a Servicer Event of Default under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Insurer and the Rating Agencies thereof in accordance with Section 12.4, and shall specify in such notice the action, if any, being taken or to be taken by the Issuer or other Persons.

                  (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Unaffiliated Seller of their respective duties under the Basic Documents (x) without the prior consent of the Insurer or (y) if the effect thereof would adversely affect the Holders of the Notes.

                  SECTION 3.8. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as permitted by this Indenture or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Property, without the consent of the Insurer;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Property; or

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Property or any part thereof or any interest therein or the proceeds thereof (other than (i) tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Mortgaged Property and arising solely as a result of an action or omission of the related Mortgagor and (ii) the Warehouse Liens provided that such Warehouse Liens are discharged and released as provided in Section 3.12), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien or such Warehouse Liens) security interest in the Trust Property or
(D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Insurer.

                  SECTION 3.9. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Insurer, within 90 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 1999), and otherwise in compliance with the requirements of TIA
Section 314(a)(4) an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

                  (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

                  SECTION 3.10. Issuer May Not Consolidate. The Issuer may not consolidate or merge with or into any other Person.

                  SECTION 3.11. No Other Business. The Issuer shall not engage in any business other than as contemplated by this Indenture and the Basic Documents and activities incidental thereto.

                  SECTION 3.12. No Borrowing; Use of Proceeds. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, (ii) obligations owing from time to time to the Insurer under the Insurance Agreement and (iii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes shall be used exclusively to repay the Warehouse Loans and obtain the release and discharge of the Warehouse Liens, to make any other payments required by the terms of any of the Basic Documents and to pay the Issuer's organizational, transactional and start-up expenses.

                  SECTION 3.13. Servicer's Obligations. The Issuer shall cause the Servicer to comply with its obligations under the Sale and Servicing Agreement.

                  SECTION 3.14. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement, this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become continently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree continently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  SECTION 3.15. Capital Expenditures. Except as and to the extent authorized by the Basic Documents, the Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personally).

                  SECTION 3.16. Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the noncompliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Basic Document.

                  SECTION 3.17. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Indenture Trustee, the Insurer and the Noteholders as permitted or contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement, this Indenture or the Trust Agreement.

                  SECTION 3.18. Notice of Events of Default and Servicer Events of Default . Upon a Responsible Officer of the Owner Trustee having actual knowledge thereof, the Issuer agrees to give the Indenture Trustee, the Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder or Servicer Event of Default under the Sale and Servicing Agreement.

                  SECTION 3.19. Further Instruments and Acts. Upon request of the Indenture Trustee or the Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  SECTION 3.20. Amendments of Sale and Servicing Agreement and Trust Agreement. The Issuer shall not agree to any amendment to Section 12.01 of the Sale and Servicing Agreement or Section 16.1 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee, the Insurer or the Holders of the Notes, as the case may be, consent to amendments thereto as provided therein.

                  SECTION 3.21. Income Tax Characterization. For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness and hereby instructs the Indenture Trustee to treat the Notes as indebtedness for federal and state tax reporting purposes.

                  SECTION 3.22. [Reserved].

                                   ARTICLE IV

                           Satisfaction and Discharge

                  SECTION 4.1. Satisfaction and Discharge of Indenture. Upon payment in full of the Notes and all amounts due to the Insurer under the Insurance Agreement, this Indenture shall cease to be of further effect with respect to the Notes except as to (i) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2) and (ii) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                  (A) either

                  (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.4 and (ii) Notes for which money in payment of which has theretofore been deposited in trust or segregated and held in trust and thereafter repaid to the Issuer or discharged from such trust, as provided in
         Section 3.3) have been delivered to the Indenture Trustee for cancellation and the Policy has terminated and been returned to the Insurer for cancellation and all amounts owing to the Insurer have been paid in full; or

                  (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                  (i)   have become due and payable,

                  (ii) will become due and payable at the Final Maturity Date within one year, or

                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

         and in the case of (i), (ii) or (iii) above

                  (B) the Issuer, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Maturity Date or the Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1), as the case may be;

                  (C) the Issuer has paid or caused to be paid all Insurer Issuer Secured Obligations and all Indenture Trustee Issuer Secured Obligations; and

                  (D) the Issuer has delivered to the Indenture Trustee and the Insurer an Officer's Certificate, an Opinion of Counsel and if required by the TIA, the Indenture Trustee or the Insurer an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
Section 12.1 and each stating that all conditions precedent herein provided relating to the satisfaction and discharge of this Indenture have been complied with.

                  SECTION 4.2. Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest.

                  SECTION 4.3. Repayment of Monies Held by Note Paying Agent.
In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such monies.

                                    ARTICLE V

                                    Remedies

                  SECTION 5.1. Events of Default. "Event of Default" with respect to each Class of Notes issued hereunder, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be affected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) (i) default in the payment of any interest on or in respect of any Note of such Class when due and payable (as provided in Section 2.6(a)), which default shall continue for a period of five days, or (ii) the failure to apply funds which are available for payment in accordance with the priority of distribution set forth in Article VIII hereof, which failure shall continue for a period of five days, or (iii) default in the payment of principal due on any such Class of Notes, on the Final Distribution Date thereof; or

                  (b) with respect to the related Class of Notes the occurrence and continuance of an Insurer Default; or

                  (c) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (d) the commencement by the Issuer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Issuer's failure to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action.

                  SECTION 5.2. Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default occurs and is continuing, then and in every such case, the Insurer may (or, if an

Insurer Default has occurred and is continuing, the Indenture Trustee may, and if so directed by the Holders of Notes evidencing to at least 66-2/3% of the Outstanding Amount of the related Class of Notes shall) declare the unpaid principal amount of all such Notes to be due and payable immediately, by a notice in writing to the Issuer, the Servicer and the Insurer, and upon any such declaration such principal amount shall become immediately due and payable together with all accrued and unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuer.

                  (b) At any time after such a declaration of acceleration of the related Class of Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided, the Insurer may (or, if an Insurer Default has occurred and is continuing, the Indenture Trustee may, and, if so directed by the Holders of Notes evidencing at least 66-2/3% of the Outstanding Amount of the related Class of Notes, shall), by written notice to the Issuer, Servicer, Insurer and the Indenture Trustee, rescind and annul such declaration and its consequences, if:

                  (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (A) all overdue amounts payable on or in respect of the related Notes (other than amounts due solely as a result of the acceleration),

                  (B) to the extent that payment of interest on such amount is lawful, interest on such overdue amounts at the applicable Note Interest Rate;

                  (C) all unpaid amounts referred to in Section 6.7 and clauses
(iii) and (v) of Section 8.3(a);

                  (D) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Indenture Trustee, its agents and counsel;

                                       and

                  (ii) all Events of Default, other than the nonpayment of amounts payable on or in respect of the related Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.20.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

                  SECTION 5.3. Remedies. (a) If an Event of Default occurs and is continuing of which a Responsible Officer has actual knowledge, the Indenture Trustee shall give notice to each Noteholder of the related Class of Notes as set forth in Section 6.5.

                  (b) Following any acceleration of the related Class of Notes, the Indenture Trustee shall, subject to Section 5.3(d), have all of the rights, powers and remedies with respect to the Trust Property as are available to secured parties under the Uniform Commercial Code or other applicable law. Such rights, powers and remedies may be exercised by the Indenture Trustee in its own name as trustee of an express trust.

                  (c) If an Event of Default specified in Section 5.1(a) occurs and is continuing, the Indenture Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal and interest remaining of the related Class Notes of not paid when due and payable.

                  (d) In exercising its rights and obligations under this
Section 5.3, the Indenture Trustee may sell the Trust Property subject to the provisions of Section 5.19. Neither the Indenture Trustee nor any Noteholder of the related Class of Notes shall have any rights against the Issuer other than to enforce the Grant hereunder and to sell the Trust Property.

                  SECTION 5.4. Indenture Trustee Shall File Proofs of Claim.
(a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Issuer, the Servicer, the Unaffiliated Seller, the Insurer or any other obligor upon or in respect of the Notes or the other obligations secured hereby or relating to the property of the Issuer, the Servicer, the Unaffiliated Seller, the Insurer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the such Class of Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer, the Servicer, the Unaffiliated Seller, or the Insurer for the payment of overdue principal or interest or any such other obligation) shall by intervention in such proceeding or otherwise:

                  (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of such Notes and any other obligation secured hereby and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Noteholders of the Related Class allowed in such judicial proceeding; and

                  (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Noteholder of the related Class to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders of the related Class to pay to the Indenture Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 6.7.

                  (b) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder of the related Class any plan of reorganization, arrangement, adjustment or composition affecting such Notes or the rights of any holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder of the related Class in any such proceeding.

                  SECTION 5.5. Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Holders of the related Class of Notes in respect of which such judgment has been recovered.

                  SECTION 5.6. Application of Money Collected. Any money collected by the Indenture Trustee pursuant to this Article (including all collections from, and proceeds of the sale or liquidation of, the Trust Property), and any moneys that may then be held or thereafter received by the Indenture Trustee shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of the entire amount due on account of principal or interest, upon presentation of the related Class of Notes and surrender thereof:

                  first, to the payment of all costs and expenses of collection incurred by the Indenture Trustee and the Noteholders of the related Class (including the reasonable fees and expenses of any counsel to the Indenture Trustee and the Noteholders of the related Class) and all amounts due and unpaid to the Indenture Trustee pursuant to Section 6.7; and

                  second, in the same order as specified in Section 8.3.

                  SECTION 5.7. Limitation on Rights of Noteholders. (a) No Holder of any Note shall have any right to institute any Proceeding with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the related Class of Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder; (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;


                  (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings;

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the related Class of Notes; and

                  (vi) an Insurer Default shall have occurred and be continuing;


it being understood and intended that no Holders of a Class of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

                  In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of a Class of Notes, each representing less than a majority of the Outstanding Amount of the related Class of Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                  (b) The death or incapacity of any Noteholder shall not operate to terminate this Indenture, nor entitle such Noteholder's legal representatives or heirs to claim an accounting or to take any action or Proceeding in any court for a partition or winding up of the Issuer, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (c) No Noteholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Issuer, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Notes, be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action taken by the parties to this Indenture pursuant to any provision hereof.


                  SECTION 5.8. Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                  SECTION 5.9. Restoration of Rights and Remedies. If any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, any Holder of any Note or the Insurer to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, to the Noteholders or the Insurer may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee , the Noteholders or the Insurer, as the case may be.

                  SECTION 5.12. Control by Insurer or Noteholders. The Insurer (or, if an Insurer Default has occurred and is continuing, the Holders of Notes evidencing a majority of the Outstanding Amount of a Class of Notes) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to such Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

                  SECTION 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee or the Insurer, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the related Class of Notes or (c) any suit instituted by any Noteholder of such Class for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates thereof expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

                  SECTION 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.15. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Property or upon any of the assets of the Issuer.

                  SECTION 5.16. Performance and Enforcement of Certain Obligation. (a) Promptly following a request from the Indenture Trustee or the Insurer to do so, and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee or the Insurer may request to compel or secure the performance and observance by the Unaffiliated Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee or the Insurer, including the transmission of notices of default on the part of the Unaffiliated Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Unaffiliated Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement.

                  (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the written direction of the Insurer (or, if an Insurer Default has occurred and is continuing, the Holders of a Class of Notes evidencing at least 66-2/3% of the Outstanding Amount of the related Class of Notes), shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Unaffiliated Seller or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Unaffiliated Seller or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                  SECTION 5.17. Subrogation. The Indenture Trustee shall receive as attorney-in-fact of each Noteholder any amount received from the Insurer under the Policy. Any and all amounts disbursed by the Indenture Trustee from claims made under the Policy shall not be considered payment by the Issuer with respect to such Notes, and shall not discharge the obligations of the Issuer with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipient of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Insurer, the Indenture Trustee shall assign to the Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all such payments made by the Insurer, and the Insurer may exercise any option, vote right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Policy.

                  SECTION 5.18. Preference Claims. The Indenture Trustee shall promptly notify the Insurer of any proceeding or the institution of any action, of which a Responsible Officer has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to a Class of Notes. Each Class A Noteholder, by its purchase of Class A Notes, the Servicer and the Indenture Trustee hereby agree that the Insurer (so long as no Insurer Default has occurred and is continuing) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Insurer shall be subrogated to the rights of the Servicer, the Indenture Trustee and each Class A Noteholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                  SECTION 5.19. Sale of Trust Estate. (a) The power to effect any sale of any portion of the Trust Property pursuant to this Section
5.19 shall not be exhausted by any one or more sales as to any portion of the Trust Property remaining unsold, but shall continue unimpaired until the entire Trust Property shall have been sold or all amounts payable on the Notes shall have been paid. The Indenture Trustee may from time to time, upon directions in accordance with Section 5.12, postpone any public sale by public announcement made at the time and place of such sale.

                  (b) To the extent permitted by applicable law, the Indenture Trustee shall not in any private sale sell to a third party the Trust Property, or any portion thereof unless,

                  (i) until such time as the conditions specified in Sections 10.01(a)(i) or 10.01(a)(ii) of the Sale and Servicing Agreement have been satisfied in full, the Insurer (or, if an Insurer Default has occurred and is continuing, the Holders of Notes evidencing at least 66-2/3% of the Outstanding Amount of the related Class of Notes), consent to or direct the Indenture Trustee in writing to make such sale; or

                  (ii) the proceeds of such sale would be not less than the sum of all amounts due to the Indenture Trustee hereunder and the Insurer under the Insurance Agreement and the entire unpaid principal amount of the Notes and all interest due or to become due thereon in accordance with Section 8.3(a) on the Payment Date next succeeding the date of such sale.

The foregoing provisions shall not preclude or limit the ability of the Indenture Trustee to purchase all or any portion of the Trust Property at a private sale.

                  (c) In connection with a sale of all or any portion of the Trust Property:

                  (i) any one or more Noteholders may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefor, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders thereof after being appropriately stamped to show such partial payment;

                  (ii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Property related to the Class of Notes in connection with a sale thereof;

                  (iii) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Property related to the Class of Notes in connection with a sale thereof, and to take all action necessary to effect such sale; and

                  (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (d) The method, manner, time, place and terms of any sale of all or any portion of the Trust Property shall be commercially reasonable.

                  (e) The provisions of this Section 5.19 shall not be construed to restrict the ability of the Indenture Trustee to exercise any rights and powers against the Issuer or the Trust Property that are vested in the Indenture Trustee by this Indenture, including, without limitation, the power of the Indenture Trustee to proceed against the Collateral and to institute judicial proceedings for the collection of any deficiency remaining thereafter or the ability of the Servicer to exercise any rights or powers or to perform its obligations under the Sale and Servicing Agreement.

                  SECTION 5.20. Waiver of Past Defaults. Prior to the time a judgment or decree for payment of the money due has been obtained by the Indenture Trustee, the Insurer (or, if an Insurer Default has occurred and is continuing, the Holders of Notes evidencing at least a majority of the Outstanding Amount of the related Class of Notes) may on behalf of the Holders of all the Notes waive any past Default or Event of Default and its consequences, except a Default or Event of Default:

                  (a) In the payment of the principal of or interest on any Note when due and payable, or

                  (b) In respect of a covenant or provision hereof that under
Section 9.2 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

                  In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. Upon such waiver, such Default or Event of Default shall cease to exist, and any Event of Default arising from any such Default shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                                   ARTICLE VI

                              The Indenture Trustee

                  SECTION 6.1. Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the Basic Documents and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided, however, that if the Indenture Trustee is acting as Servicer, it shall use the same degree of care and skill as is required of the Servicer under the Sale and Servicing Agreement.

                  (b)      Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Basic Documents and no implied covenants or obligations shall be read into this Indenture or the Basic Documents against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture and the Basic Documents; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture and the Basic Documents. (c) The Indenture Trustee may not be relieved from liability for its own gross negligent action, its own gross negligent failure to act or its own misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from Holders of Notes evidencing a majority of the Outstanding Amount of the Notes (or such greater percentage as may be required by the terms hereof), with the consent of the Insurer if no Insurer Default shall have occurred and be continuing, relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture; and

                  (iv) the Indenture Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer under the Sale and Servicing Agreement unless a Responsible Officer obtains actual knowledge of such failure or occurrence or the Indenture Trustee receives written notice of such failure or occurrence from the Servicer, the Insurer or the Holders of Notes entitled to a majority of the Voting Rights.

                  (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                  (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

                  (f) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

                  (g) The Indenture Trustee shall, upon three Business Day's prior written notice to the Indenture Trustee, permit any representative of the Insurer, during the Indenture Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Indenture Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Indenture Trustee's affairs and actions, as such affairs and actions relate to the Indenture Trustee's duties with respect to the Notes, with the Indenture Trustee's officers and employees responsible for carrying out the Indenture Trustee's duties with respect to the Notes.

                  (h) The Indenture Trustee is hereby authorized to execute and shall execute the Sale and Servicing Agreement and shall perform its duties and satisfy its obligations thereunder. Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall apply to the Indenture Trustee's execution of the Sale and Servicing Agreement and the performance of its duties and satisfaction of its obligations thereunder.

                  (i) The Indenture Trustee shall, and hereby agrees that it will, hold the Policy in trust, and will hold any proceeds of any claim on the Policy in trust solely for the use and benefit of the Noteholders.

                  (j) In no event shall the Indenture Trustee, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.


                  SECTION 6.2. Rights of Indenture Trustee. (a) The
Indenture Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

                  (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture, unless such Holders of Notes shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Indenture Trustee shall, upon the occurrence of an Event of Default (that has not been cured or waived), exercise the rights and powers vested in it by this Indenture or the Sale and Servicing Agreement with reasonable care and skill.

                  (g) Prior to the occurrence of an Event of Default, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Insurer (or, if an Insurer Default has occurred and is continuing, by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the related Class of Notes); provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this

Indenture, the Indenture Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee shall be reimbursed by the Person making such request upon demand.

                  (h) The Indenture Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder or under the Sale and Servicing Agreement of the Servicer until such time as the Indenture Trustee may be required to act as Servicer.

                  (i) The Indenture Trustee shall not be personally liable for any loss resulting from the investment of funds held in any Investment Account at the direction of the Servicer pursuant to Section 8.11.

                  SECTION 6.3. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

                  SECTION 6.4. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or any of the Basic Documents, the Trust Property or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

                  SECTION 6.5. Notice of Defaults. If a Servicer Event of Default or an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer, the Indenture Trustee shall mail to each Noteholder of such event within 90 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note when due and payable, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

                  SECTION 6.6. Reports by Indenture Trustee to Holders. Upon written request, the Note Paying Agent or the Servicer shall on behalf of the Issuer deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns required by law.

                  SECTION 6.7. Compensation and Indemnity. (a) The
Indenture Trustee shall withdraw from the Distribution Account on each Payment Date and pay to itself the Indenture Trustee's Fee and, to the extent that the funds therein are at any time insufficient for such purpose, the Servicer shall pay such fees. Any such amount so withdrawn from the Distribution Amount shall reduce the Available Distribution Amount for each Group pro rata based upon the relative proportions of the aggregate Stated Principal Balances of the Mortgage Loans and any

REO Properties in each Group as of the preceding Payment Date (or, in the case of the initial Payment Date as of the Cut-Off Date to the total aggregate Stated Principal Balance of Mortgage Loans and the REO Properties in both Groups as of such date). The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified by the Issuer from the Trust Property and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Indenture Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Indenture Trustee's performance in accordance with the provisions of this Agreement) incurred by the Indenture Trustee arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement, other than any loss, liability or expense (i) resulting from the Servicer's actions or omissions in connection with the Sale and Servicing Agreement and the Mortgage Loans (but only to the extent the Indenture Trustee is actually indemnified by the Servicer pursuant to the Sale and Servicing Agreement), or (ii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of the Indenture Trustee's duties hereunder or by reason of reckless disregard of the Indenture Trustee's obligations and duties hereunder.

                  (b) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. Notwithstanding anything else set forth in this Indenture or the Basic Documents, the Indenture Trustee agrees that the obligations of the Issuer (but not the Servicer) to the Indenture Trustee hereunder and under the Basic Documents shall be recourse to the Trust Property only and specifically shall not be recourse to the assets of the Issuer or any Securityholder. In addition, the Indenture Trustee agrees that its recourse to the Issuer, the Trust Property and amounts held in any of the Trust Accounts shall be limited to the right to receive the distributions referred to in Section 8.3 hereof.

                  SECTION 6.8. Replacement of Indenture Trustee. The Indenture Trustee may resign at any time by so notifying the Issuer, the Servicer, the Unaffiliated Seller and the Insurer by written notice. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Indenture Trustee (approved in writing by the Insurer, so long as such approval is not unreasonably withheld) by written instrument, in duplicate, one copy of such instrument shall be delivered to the resigning Indenture Trustee (who shall deliver a copy to the Servicer) and one copy to the successor Trustee. The Insurer (or, if an Insurer Default has occurred and is continuing, the Issuer) may remove the Indenture Trustee, if:

                  (i) the Indenture Trustee fails to comply with Section 6.11;

                  (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs;

                  (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Indenture Trustee and such case is not dismissed within 60 days;


                  (iv) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

                  (v) the Indenture Trustee otherwise becomes incapable of acting.

                  If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee (approved in writing by the Insurer, so long as such approval is not unreasonably withheld). If the Issuer fails to appoint such a successor Indenture Trustee, the Insurer may appoint a successor Indenture Trustee.

                  A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, to the Insurer and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                  If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Insurer (or, if an Insurer Default has occurred and is continuing, the Issuer or the Holders of Notes evidencing a majority of the Outstanding Amount of the Notes) may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee acceptable to the Insurer.

                  If the Indenture Trustee fails to comply with Section 6.11, the Insurer (or, if an Insurer Default has occurred and is continuing, the Issuer or the Holders of Notes evidencing a majority of the Outstanding Amount of the Notes), may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee acceptable to the Insurer.

                  Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to Section 6.8 and payment of all fees and expenses owed to the outgoing Indenture Trustee.

                  Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Servicer's indemnity obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee and the Servicer shall pay any amounts owing to the Indenture Trustee.

                  SECTION 6.9. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall (subject to replacement as provided in Section 6.8) be the successor Indenture Trustee.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

                  SECTION 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Indenture Trustee with the consent of the Insurer shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


                  (e) The Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

                  SECTION 6.11. Eligibility. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Indenture Trustee shall provide copies of such reports to the Insurer upon request. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

                  SECTION 6.12. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

                  SECTION 6.13. Appointment and Powers. Subject to the terms and conditions hereof, each of the Issuer Secured Parties hereby appoints First Union National Bank as the Indenture Trustee with respect to the Collateral, and First Union National Bank hereby accepts such appointment and agrees to act as Indenture Trustee with respect to the Trust Property for the

Issuer Secured Parties, to maintain custody and possession of such Trust Property (except as otherwise provided hereunder or under the Sale and Servicing Agreement) and to perform the other duties of the Indenture Trustee in accordance with the provisions of this Indenture and the other Basic Documents. Each Issuer Secured Party hereby authorizes the Indenture Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Insurer (or, if an Insurer Default has occurred and is continuing, Holders of Notes evidencing a majority (or such greater percentage as may be required by the terms hereof) of the Outstanding Amount of the Notes) may direct and as are specifically authorized to be exercised by the Indenture Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Indenture Trustee shall act upon and in compliance with the written instructions of the Insurer (or, if an Insurer Default has occurred and is continuing, Holders of Notes evidencing a majority (or such greater percentage as may be required by the terms hereof) of the Outstanding Amount of the related Class of Notes) delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Indenture Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture or (ii) for which the Indenture Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Indenture Trustee of its express duties hereunder, except where this Indenture provides that the Indenture Trustee is permitted to act only following and in accordance with such instructions.

                  SECTION 6.14. Performance of Duties. The Indenture Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Indenture Trustee is a party or as directed by the Controlling Party in accordance with this Indenture. The Indenture Trustee shall not be required to take any discretionary actions hereunder except at the written direction of the Insurer (or, if an Insurer Default has occurred and is continuing, Holders of Notes evidencing a majority (or such greater percentage as may be required by the terms hereof) of the Outstanding Amount of the related Class of Notes) and with indemnification as provided herein.

                  SECTION 6.15. Limitation on Liability. Neither the Indenture Trustee nor any of its directors, officers, employees and agents shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Indenture Trustee shall be liable for its gross negligence, bad faith or willful misconduct; nor shall the Indenture Trustee be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer of this Indenture or any of the Trust Property (or any part thereof).

                  SECTION 6.16. Reliance Upon Documents. In the absence of negligence, bad faith or willful misconduct on its part, the Indenture Trustee shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

                  SECTION 6.17. Representations and Warranties of the Indenture Trustee. The Indenture Trustee represents and warrants to the Issuer and to each Issuer Secured Party as follows:

                  (a) The Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

                  (b) The execution and delivery of this Indenture by the Indenture Trustee, and the performance and compliance with the terms of this Indenture by the Indenture Trustee, will not violate the Indenture Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (c) The Indenture Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Indenture, has duly authorized the execution, delivery and performance of this Indenture, and has duly executed and delivered this Indenture.

                  (d) This Indenture, assuming due authorization, execution and delivery by the Issuer, constitutes a valid, legal and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (e) The Indenture Trustee is not in violation of, and its execution and delivery of this Indenture and its performance and compliance with the terms of this Indenture will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Indenture Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Indenture Trustee to perform its obligations under this Indenture or the financial condition of the Indenture Trustee.

                  (f) No litigation is pending or, to the best of the Indenture Trustee's knowledge, threatened against the Indenture Trustee which would prohibit the Indenture Trustee from entering into this Indenture or, in the Indenture Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Indenture Trustee to perform its obligations under this Indenture or the financial condition of the Indenture Trustee.

                  SECTION 6.18. Waiver of Setoffs. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

                  SECTION 6.19. Suits for Enforcement. In case a Servicer Event of Default or other default by the Servicer under the Sale and Servicing Agreement shall occur and be continuing, the Indenture Trustee (with the consent of the Insurer if no Insurer Default has occurred and is continuing) may proceed to protect and enforce its rights and the rights of the Noteholders under this Indenture by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee and the Noteholders.

                  SECTION 6.20. Mortgagor Claims. In connection with any offset defenses, or affirmative claim for recovery, asserted in legal actions brought by Mortgagors under one or more Mortgage Loans based upon provisions therein or upon other rights or remedies arising from any requirements of law applicable to the Mortgage Loans:

                  (a) The Indenture Trustee is the holder of Mortgage Loans only as trustee on behalf of the holders of the Notes, and not as a principal or in any individual or personal capacity.

                  (b) The Indenture Trustee shall not be personally liable for, or obligated to pay Mortgagors, any affirmative claims asserted thereby, or responsible to holders of the Notes for any offset defense amounts applied against Mortgage Loan payments for the related Group, pursuant to such legal actions.

                  (c) The Indenture Trustee will pay, solely from available Trust money, affirmative claims for recovery by Mortgagors only pursuant to final judicial orders or judgments, or judicially approved settlement agreements, resulting from such legal actions.

                  (d) The Indenture Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Mortgagors' legal actions to recover affirmative claims against holders of the Notes.

                  (e) The Indenture Trustee will cooperate with and assist the Servicer, the Unaffiliated Seller, or holders of the Notes in their defense of legal actions by Mortgagors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Indenture Trustee as a party to such legal actions and if the Indenture Trustee is satisfactorily indemnified for all liability, costs and expenses arising therefrom.

                  (f) The Issuer hereby agrees to indemnify, hold harmless and defend the Indenture Trustee from and against any and all liability, loss, costs and expenses of the Indenture Trustee resulting from any affirmative claims for recovery asserted or collected by mortgagors under the Mortgage Loans.

                  SECTION 6.21. Certain Available Information. The Indenture Trustee shall maintain its Corporate Trust Office and make available free of charge during normal business hours for review by any Holder of a Note or any Person identified to the Indenture Trustee as a prospective transferee of a Note, originals or copies of the following items: (A) this Indenture and any supplements hereto entered into pursuant to Article IX, (B) the Sale and Servicing Agreement and any amendments thereto entered into pursuant to Section
12.01 of the Sale and Servicing Agreement, (C) all monthly statements required to be delivered to Noteholders of the relevant Class pursuant to Section 4.02 of the Sale and Servicing Agreement since the Closing Date, and all other notices, reports, statements and written communications delivered to the Noteholders of the relevant Class pursuant to this Indenture or the Sale and Servicing Agreement since the Closing Date (to the extent the Indenture Trustee is in receipt thereof), (D) any and all

Officer's Certificates delivered to the Indenture Trustee by the Servicer since the Closing Date to evidence the Servicer's determination that any Monthly Advance or Servicing Advance, was, or if made, would be a Nonrecoverable Monthly Advance, and (E) any and all Officer's Certificates delivered to the Indenture Trustee by the Servicer since the Closing Date pursuant to Section 4.04 of the Sale and Servicing Agreement. Copies and mailing of any and all of the foregoing items will be available from the Indenture Trustee upon request at the expense of the Person requesting the same.

                                  ARTICLE VII

                         Noteholders' Lists and Reports

                  SECTION 7.1. Issuer to Furnish to Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee or the Insurer (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee or the Insurer may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Indenture Trustee or the Insurer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. The Indenture Trustee or, if the Indenture Trustee is not the Note Registrar, the Issuer shall furnish to the Insurer or the Issuer in writing upon their written request and at such other times as the Insurer or the Issuer may request a copy of the list.

                  SECTION 7.2. Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Indenture Trustee as provided in
Section 7.1 and the names and addresses of Holders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

                  (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

                  SECTION 7.3. Reports by Issuer. (a) The Issuer shall:

                  (i) file with the Indenture Trustee, within 15 days after the Issuer or Depositor is required to file the same with the Commission, copies of the annual reports and copies of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer or Depositor may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer or Depositor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer or Depositor pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

                  SECTION 7.4. Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each March 31, beginning with March 31, 2000, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) and the Insurer a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

                  A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee and the Insurer if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII
                         Accounts; Investment of Moneys;
                  Collection and Application of Moneys; Reports

                  SECTION 8.1. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Property, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                  SECTION 8.2. Release of Trust Property. (a) Subject to
Section 8.9 and the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the Issuer and the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture or the Sale and Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in this
Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies. The Indenture Trustee may require as a condition to any such release, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders or the Insurer in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Property. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such release.

                  (b) The Indenture Trustee shall, at such time as there are no Notes outstanding and all sums due the Indenture Trustee pursuant to Section 6.7 and to the Insurer pursuant to the Insurance Agreement have been paid, release any remaining portion of the Trust Property that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts.

                  (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2 only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 12.1.

                  SECTION 8.3. Payments. (a) On each Payment Date, after withdrawing amounts owed pursuant to Section 6.7 and Section 8.7(c) and amounts owed to the Owner Trustee under Section 12.1 of the Trust Agreement, the Indenture Trustee or the Note Paying Agent, as the case may be, shall, based solely on information contained in the Remittance Report for such Payment Date, withdraw from the Distribution Account an amount equal to the Available Distribution Amount for each Class and pay to the following Persons the following amounts, in the following order of priority:

                  (i) first, to the payment of the Interest Distribution Amount (other than the Shortfall Interest Deferred Amount and the Accrued Shortfall Interest Carry Forward Amount) for the related Class of Notes;

                  (ii) second, to the payment of the unpaid Interest Distribution Amount (other than the Shortfall Interest Deferred Amount and the Accrued Shortfall Interest Carry Forward Amount) for the other Class of Notes;

                  (iii) third, to the Insurer, any amounts due to the Insurer with respect to the Notes under the terms of the Insurance Agreement;


                  (iv) fourth, to the payment of the Base Principal Distribution Amount for the related Class of Notes;

                  (v) fifth, to the Holders of the related Class of Notes, as a payment of such Class' allocable portion of the Overcollateralization Deficit, if any;

                  (vi) sixth, to the Holders of the other Class of Notes, as a payment of such other Class' allocable portion of the Overcollateralization Deficit, if any, to the extent that the Available Distribution Amount for such other Class is insufficient to pay such portion;

                  (vii) seventh, to the Holders of the related Class of Notes, an amount equal to the Overcollateralization Increase Amount;

                  (viii) eighth, to the Reserve Account, to the extent of any shortfall in the payment of the full amount of the Overcollateralization Increase Amount for the other Class of Notes;

                  (ix) ninth, to the Holders of the Notes, to the extent of any shortfall in the payment of the full amount of Accrued Shortfall Interest Carry Forward Amount on a pro rata basis;

                  (x) tenth, if the Back-up Servicer shall have become the Servicer hereunder, to the Back-up Servicer, the amount of any Compensating Interest advanced by the Back-up Servicer;

                  (xi) eleventh, to the Trust for distribution to the Certificateholder;

Funds distributed to the Certificateholder pursuant to clause (xi) above shall be free and clear of the lien of this Indenture.

                  Distributions in respect of the Certificate shall be made (i) by wire transfer of immediately available funds to the account of the Certificateholder at a bank or other entity having appropriate facilities therefor, provided that the Certificateholder shall have notified the Indenture Trustee in writing at least five Business Days prior to the relevant Record Date, and (ii) if the Certificateholder shall have failed to give the notification referred to in clause (i), by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. The final distribution on the Certificate will be made in like manner, but only upon presentment and surrender of the Certificate to the Certificate Registrar.

                  Prior to the final distribution hereunder with respect to the Certificate, the Indenture Trustee shall mail to the Certificateholder a notice to the effect that the Indenture Trustee expects that the final distribution with respect to the Certificate will be made on a specific date but only upon presentation and surrender of the Certificate at the office of the Certificate Registrar therein specified.

                  (b) In addition to making the payments required pursuant to
Section 8.3(a), on each Payment Date for which there exists a Deficiency Amount for a Class of Notes, the Indenture Trustee shall withdraw from the Distribution Account any amount therein that was transferred from the Policy Payments Account to the Distribution Account pursuant to Section

11.4 and pay to the Holders of that Class (i) an amount equal to any amount required to be paid pursuant to Section 8.3(a)(i) for such Payment Date remaining unpaid after giving effect to all payments made pursuant to Section 8.3(a) for such Payment Date, (ii) an amount equal to any Remaining Overcollateralization Deficit for such Class on such Payment Date after giving effect to all distributions made pursuant to Section 8.3(a) for such Payment Date and (iii) without duplication, any other amount constituting a Deficiency Amount for such Class.

                  (c) All payments made with respect to the Notes on each Payment Date shall be allocated, pro rata among the outstanding Notes, and on their respective Note Principal Balances.

                  (d) Payments in respect of the Notes on each Payment Date will be made to the Holders of record on the related Record Date (except as otherwise provided in Section 8.3(f) and Article X respecting the final distribution on the Notes), based on the aggregate Note Principal Balance evidenced by their respective Notes. So long as the Book-Entry Notes are registered in the name of the Depository or its nominee, the Indenture Trustee shall make all payments on such Notes by wire transfers of immediately available funds to the Depository or its nominee. In the case of Notes issued in fully registered, certificated form, payments shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Notes having an initial aggregate Note Principal Balance in excess of $5,000,000, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Note Register. The Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. The final payment on each Note will be made in like manner, but only upon presentment and surrender of such Note at the Corporate Trust Office or such other location specified in the notice to Noteholders of such final distribution. Payments to the Insurer on any Payment Date will be made by wire transfer of immediately available funds to the account designated by the Insurer. Funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

                  Each payment with respect to a Book-Entry Note shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payment to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. None of the Indenture Trustee, the Note Registrar, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

                  (e) The rights of the Noteholders to receive payments in respect of the Notes, and all interests of the Noteholders in such distributions, shall be as set forth in this Indenture. Neither the Holders of the Notes nor the Issuer, Insurer, Indenture Trustee, Unaffiliated Seller or Servicer shall in any way be responsible or liable to the Holders of any other Notes in respect of amounts properly previously paid on the Notes.

                  (f) Whenever the Indenture Trustee expects that the Final Payment Date with respect to the Notes will occur on the next Payment Date, the Indenture Trustee shall mail to each Holder on the such Class of Notes and to the Insurer a notice to the effect that:

                  (i) the Indenture Trustee expects that the final payment with respect to the Notes will be made on such Payment Date but only upon presentation and surrender of such Notes at the office of the Indenture Trustee therein specified;

                  (ii) no interest shall accrue on such Notes from and after the end of the related Interest Accrual Period.

                  Such notice shall be given by the Indenture Trustee (a) in the event such notice is given in connection with a redemption of the Notes pursuant to Article X, not earlier than the 10th day and not later than the 15th day of the month next preceding the Redemption Date or (b) otherwise, during the month of such Final Payment Date on or before the Determination Date in respect of such Final Payment Date.

                  Any funds not paid to any Holder or Holders of Notes on the related Final Payment Date because of the failure of such Holder or Holders to tender their Notes shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Note as to which notice has been given pursuant to this Section 8.3(f) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Indenture Trustee shall mail a second notice to the remaining non-tendering Noteholders to surrender their Notes for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee shall, directly or through an agent, contact the remaining non-tendering Noteholders concerning surrender of their Notes in the manner reasonably specified to the Indenture Trustee by the Servicer in writing. The costs and expenses of maintaining the funds in trust and of contacting such Noteholders shall be paid out of the assets so held in trust for such Noteholders. If in one year after the second notice any such Notes shall not have been surrendered for cancellation, the Servicer shall pay to the Insurer any amount of such funds that were paid by the Insurer under the Policy but shall continue to hold any remaining funds for the benefit of the non-tendering Noteholders, and such Noteholders shall thereafter look solely to the Servicer for payment thereof, and all liability of the Insurer with respect to such Trust Properties shall thereupon cease. No interest shall accrue or be payable to any Noteholder on any amount held in trust by the Servicer as a result of such Noteholder's failure to surrender its Note(s) for final payment thereof in accordance with this Section 8.3(f).

                  (g) [Reserved]

                  SECTION 8.4. Compliance with Withholding Requirements. Notwithstanding any other provision of this Agreement, the Indenture Trustee shall comply with all federal withholding requirements respecting payments to Noteholders of interest or original issue discount that the Indenture Trustee reasonably believes are applicable under the Code. The consent of Noteholders shall not be required for such withholding. In the event the Indenture Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Noteholder pursuant to federal withholding requirements, the Indenture Trustee shall indicate the amount withheld to such Noteholders.

                  SECTION 8.5. Statements to Noteholders. Concurrently with each payment to Noteholders on any Payment Date, the Indenture Trustee shall forward to each Noteholder, the Servicer, the Insurer and each Rating Agency the statement prepared by the Servicer pursuant to Section 4.02 of the Sale and Servicing Agreement with respect to such payment.

                  To the extent that there are inconsistencies between the telecopy of the Remittance Report and the hard copy thereof and information set forth in the computer tape or other media provided by the Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to rely upon the telecopy.

                  Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall forward to each Person who at any time during the calendar year was a Holder of Notes (a) the statement furnished to the Indenture Trustee by the Servicer pursuant to Section 4.02 of the Sale and Servicing Agreement containing the information set forth in clauses (1) through (3) of Section 4.02 of the Sale and Servicing Agreement, aggregated for such calendar year or applicable portion thereof during which such person was a Noteholder and (b) such information contained in the Remittance Reports as required to enable the Holders of the Notes to prepare their tax returns.

                  Upon request, the Indenture Trustee shall forward to each Noteholder, during the term of this Indenture, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonably requested with respect to the Noteholder, or otherwise with respect to the purposes of this Indenture, all such reports or information to be prepared by the Servicer and provided at the expense of the Noteholder in accordance with such reasonable and explicit instructions and directions as the Noteholder may provide. For purposes of this Section 8.5, the Indenture Trustee's duties are limited to the extent that the Indenture Trustee receives timely reports as required from the Servicer.

                  SECTION 8.6. Rights of Noteholders. The Notes shall represent obligations of the Issuer, secured by the Trust Property, including the Trust Accounts and the right to receive interest, principal and other amounts at the times and in the amounts specified in this Indenture.

                  SECTION 8.7. Distribution Account. (a) The Indenture
Trustee shall establish and maintain with itself a separate trust account (the "Distribution Account") entitled "First Union National Bank as Indenture Trustee, in trust for (A) the registered holders of HomeGold Home Equity Loan Trust 1999-1 Asset Backed Notes, Series 1999-1, and (B) Financial Security Assurance Inc., Distribution Account". The Distribution Account shall be an Eligible Account. Deposits to and withdrawals from the Distribution Account shall be made as provided herein and in the Sale and Servicing Agreement. Funds in the Distribution Account shall be invested in Permitted Investments, at the direction of the Servicer, in accordance with Section 8.12 hereof. The Indenture Trustee shall give notice to the Issuer, the Servicer and the Insurer of the location of the Distribution Account when established and prior to any change thereof.

                  (b) Promptly upon receipt of any Stayed Funds, whether from the Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Indenture Trustee shall deposit such funds in the Distribution Account, subject to withdrawal thereof pursuant to Section 7.02(b) of the Sale and Servicing Agreement or as otherwise permitted thereunder.

                  (c) The Indenture Trustee shall be entitled to withdraw amounts from the Distribution Account and to transfer funds to the Expense Account on the Business Day immediately preceding each Payment Date pursuant to
Section 8.10(b) prior to any payments as required pursuant to Section 8.3.

                  (d) If, at the close of business on the third Business Day prior to any Payment Date, the funds on deposit in the Distribution Account are less than the Scheduled Payment for such Payment Date, the Indenture Trustee shall give notice by telephone or telecopy of the amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the Policy, to the Insurer and the Fiscal Agent (as defined in the Policy), if any, at or before 10:00 a.m., New York time, on the second Business Day prior to such Payment Date.

                  SECTION 8.8. [Reserved]

                  SECTION 8.9. [Reserved]

                  SECTION 8.10. Expense Account. (a) The Indenture Trustee shall establish and maintain with itself a separate trust account (the "Expense Account") entitled "First Union National Bank as Indenture Trustee, in trust for
(A) the registered holders of HomeGold Home Equity Loan Trust 1999-1 Asset Backed Notes, Series 1999-1, and (B) Financial Security Assurance Inc., Expense Account." The Expense Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

                  (b) On the Business Day immediately preceding each Payment Date, the Indenture Trustee shall withdraw from the Distribution Account and deposit into the Expense Account an amount equal to the product of (i) l/12 of the Insurer Premium Rate and (ii) the Class A Note Principal Balance after giving effect to distributions of principal on such Payment Date. Such amount so withdrawn from the Distribution Account shall reduce the Available Distribution Amount for each Group pro rata, based upon the relative proportions of the Class A-1 Note Principal Balance and the Class A-2 Note Principal Balance to the total Class A Note Principal Balance (in such case after giving effect to distributions of principal on such Payment Date).

                  (c) The Indenture Trustee shall make withdrawals from the Expense Account to pay the Insurer Premium on each Payment Date.

                  (d) Funds in the Expense Account shall be invested in Permitted Investments, at the direction of the Servicer, in accordance with
Section 8.12 hereof. The Indenture Trustee shall give notice to the Issuer, the Servicer and the Insurer of the location of the Expense Account on the Closing Date and prior to any change thereof.

                  (e) Upon payment in full of the principal of and interest on the Notes and any amounts due the Insurer under the Insurance Agreement, any amounts remaining in the Expense Account following the payment of all unpaid Insurer Premiums shall be released to the Servicer as additional servicing compensation.

                  SECTION 8.11. Reserve Account. (a) The Indenture Trustee shall establish and maintain with itself a separate trust account (the "Reserve Account") entitled "First Union National Bank as Indenture Trustee, in trust for
(A) the registered holders of HomeGold Home Equity Loan Trust 1999-1 Asset Backed Notes, Series 1999-1, and (B) Financial Security Assurance Inc., Reserve Account." The Reserve Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

                  (b) On each Payment Date, the Indenture Trustee shall withdraw from the Distribution Account and deposit into the Reserve Account the amounts if any, described in Section 8.3(a)(viii) hereof. In addition, in the event that the Servicer exercises its option to call one Class of Notes, the Servicer shall deliver to the Trustee, and the Trustee shall deposit to the Reserve Account, the full amount of the Overcollateralization Deficiency, if any, with respect to the still-outstanding Class of Notes, calculated as of the date on which the Servicer exercises such option.

                  (c) If, on any Payment Date, and after applying the Available Distribution Amount for each Class as described on Section 8.3 hereof, either Class has not received the full amount of its Interest Distribution Amount (other than the Shortfall Interest Deferred Amount and the Accrued Shortfall Interest Carry Forward Amount) or its allocable portion of any Overcollateralization Deficit, the Trustee shall withdraw the amount of any such insufficiency from the Reserve Account and apply it to the payment of such shortfall; if the aggregate amount of such insufficiency on a Payment Date exceeds the amount available in the Reserve Account, the Trustee shall apply such amount as is available in the Reserve Account as directed by the Insurer;

                  (d) Funds in the Reserve Account shall be invested in Permitted Investments, at the direction of the Servicer, in accordance with
Section 8.12 hereof. The Indenture Trustee shall give notice to the Issuer, the Servicer and the Insurer of the location of the Reserve Account on the Closing Date and prior to any change thereof;

                  (e) If, on any Payment Date, and after applying the Available Distribution Amount for each class, as described in Section 8.3 hereof, and after making any withdrawal from the Reserve Account pursuant to Clause (c) above, (A) the sum of (x) the Overcollateralization Amount for both classes of Notes plus (y) the amount remaining in the Reserve Account exceeds (B) the Specified Overcollateralization Amount for both classes of Notes for such Payment Date, the Trustee shall release to the Certificateholders the lesser of
(i) such excess, or (ii) the amount then on deposit on the Reserve Account;

                  (f) Upon payment in full of the principal of and interest on the Notes and any amounts due the Insurer under the Insurance Agreement, any amounts remaining in the Reserve

Account following the payment of all unpaid Insurer Premiums shall be released to the Certificateholder.

                  SECTION 8.12. Investment of Funds. (a) The Servicer may direct the Indenture Trustee to invest funds in the Collection Account, the Distribution Account, the Reserve Account and the Expense Account (each, for purposes of this Section 8.12, an "Investment Account"), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the next Payment Date, if a Person other than the Indenture Trustee is the obligor thereon, and (ii) no later than the next Payment Date, if the Indenture Trustee is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Indenture Trustee (in its capacity as such) or in the name of a nominee of the Indenture Trustee. The Indenture Trustee shall be entitled to sole possession over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Indenture Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Indenture Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Indenture Trustee shall at the direction of the Servicer:

         (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

         (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) All income and gain realized from the investment of funds deposited in the Collection Account, the Expense Account, the Distribution Account and the Servicing Accounts held by or on behalf of the Servicer or the Indenture Trustee, shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11 of the Sale and Servicing Agreement or remitted to the Servicer pursuant to this Section. Pursuant to
Section 3.14(b) of the Sale and Servicing Agreement, the Servicer shall be obligated to deposit in the Collection Account, the Expense Account or the Distribution Account, as applicable, the amount of any loss incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Indenture Trustee may and, subject to Article VI, upon the request of the Insurer, shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings.

                                   ARTICLE IX

                             Supplemental Indentures

                  SECTION 9.1. Supplemental Indentures Without Consent of Noteholders. (a) Without the consent of the Holders of any Notes but with the consent of the Insurer, as evidenced to the Indenture Trustee, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes or the Insurer;

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI; or

                  (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

                  The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with the prior written consent of the Insurer and with prior notice to the Rating Agencies by the Issuer, as evidenced to the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by a written confirmation from the Rating Agencies that such action will not adversely affect the then current ratings on the Notes without taking into account the Policy, adversely affect in any material respect the interests of any Noteholder or the Insurer.

                  SECTION 9.2. Supplemental Indentures with Consent of Insurer or Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, with the consent of the Insurer (or, if an Insurer Default has occurred and is continuing, the Holders of the Notes evidencing a majority of the Outstanding Amount of both Classes of Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee), enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that, subject to the express rights of the Insurer under the Basic Documents, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the amounts payable upon any redemption of the Notes, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Property to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

                  (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
         Date);

                  (iii) reduce the percentage of the Holders of Notes entitled to Voting Rights required for any such supplemental indenture, or for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (v) reduce the percentage of the Holders of Notes entitled to Voting Rights required to authorize a private sale of Trust Property as contemplated in Section 5.19(b);

                  (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Insurer and Holder of each Outstanding Note affected thereby;

                  (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

                  (viii) permit the creation of any lien (other than the Warehouse Liens to be discharged and released as provided in Section
         3.5 and 3.12) ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Property or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note or the Insurer of the security provided by the lien of this Indenture.

                  The Indenture Trustee may determine whether or not any Notes would be adversely affected by any supplemental indenture upon receipt of written confirmation from the Rating Agencies that such action will not adversely effect the then current ratings on the Notes without taking into account the Policy and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                  It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Insurer and the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 9.3. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel (and, if requested, an Officer's Certificate) stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                  SECTION 9.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 9.5. Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

                  SECTION 9.6. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                               Redemption of Notes

                  SECTION 10.1. Redemption. (a) The Servicer shall have the option to cause either Class of Notes to be redeemed, in whole but not in part, at the Redemption Price, on any Payment Date after which the Note Principal Balance of the related Class is less than 10% of the Note Principal Balance of such Class as of the Closing Date. Notice of the exercise of the redemption option pursuant to this Section 10.01(a) shall be given by the Issuer to the Indenture Trustee and the Insurer not later than the 5th day of the month immediately preceding the Redemption Date. In order to exercise its redemption hereunder, the Servicer must purchase the Mortgage Loans in the related Group and related REO Property as provided in Section 10.02(a) of the Sale and Servicing Agreement and pay the price specified in such Section 10.02(a) therefor.

                  (b) [Reserved].

                  (c) The Issuer shall fund any redemption pursuant to this
Article X through sales of Mortgage Loans in the related Group and other properties in accordance with Article X of the Sale and Servicing Agreement. The Issuer is also authorized and shall be permitted to sell Mortgage Loans and other properties as provided in Section 10.02 of the Sale and Servicing Agreement, whether or not in connection with a redemption of the Notes pursuant to this Article X.

                  SECTION 10.2. Notice. Notice of any redemption of a Class of Notes pursuant to this Article X shall be given to Noteholders by the Indenture Trustee in accordance with Section 8.3(f).

                  SECTION 10.3. Presentation and Surrender of Notes and Payment. The provisions of Section 8.3(f) shall apply with respect to the presentation and surrender of Notes for payment and the consequences of any failure to present or surrender any Note for payment in connection with a redemption pursuant to this Article X. Upon presentation and surrender of any Note in connection with a redemption pursuant to this Article X as contemplated in this
Article X and Section 8.3(f), the Indenture Trustee shall pay to the Noteholder in respect of such Note the Redemption Price.

                                   ARTICLE XI

                      Certain Matters Regarding the Insurer

                  SECTION 11.1. Rights of the Insurer to Exercise Rights of Class A Noteholders. The Indenture Trustee and, by accepting any Note, each Class A Noteholder, agrees that unless an Insurer Default has occurred and is continuing, the Insurer shall have the right to exercise all rights of the Class A Noteholders under this Indenture and the Sale and Servicing Agreement (including all Voting Rights) (except as provided in Section 9.2 and except as otherwise expressly required by the TIA) without any further consent of the Class A Noteholders, including, without limitation the rights enumerated in Sections 5.2, 5.12, 5.19, 5.20 and 6.13 of this Indenture and, so long as no Insurer Default shall have occurred and be continuing, the consent of the Insurer to any action or matter (except as provided in Section 9.2) shall be deemed to also constitute the consent of the requisite percentage of Noteholders required by this Indenture or the Sale and Servicing Agreement in respect of such action or matter. In addition, each Class A Noteholder agrees that, unless an Insurer Default has occurred and is continuing, the rights referred to above may be exercised by the Class A Noteholders only with the prior written consent of the Insurer.

                  SECTION 11.2. Indenture Trustee to Act Solely with Consent of the Insurer. Unless an Insurer Default has occurred and is continuing, the Indenture Trustee shall not:

                  (a) agree to any amendment of this Indenture pursuant to
Section 9.1 or 9.2 hereof or of the Sale and Servicing Agreement pursuant to
Section 12.01 thereof;

                  (b) undertake any litigation pursuant to Section 6.19 of this Indenture; or

                  (c) terminate the Servicer pursuant to Section 7.01 of the Sale and Servicing Agreement,

without the prior written consent of the Insurer which consent shall not be unreasonably withheld.

                  SECTION 11.3. Trust Property and Accounts Held for Benefit of the Insurer. The Indenture Trustee shall hold the Trust Property and the Mortgage Files for the benefit of the Noteholders and the Insurer and all references in this Indenture and in the Notes to the benefit of

Holders of the Notes shall be deemed to include the Insurer unless an Insurer default has occurred and is continuing. The Indenture Trustee shall cooperate in all reasonable respects with any reasonable request by the Insurer for action to preserve or enforce the Insurer's rights or interests under this Indenture and the Notes.

                  SECTION 11.4. Claims Upon the Policy; Policy Payments Account.
(a) If, by the close of business on the third Business Day prior to a Payment Date, the Indenture Trustee determines, based on the Remittance Report, that a Deficiency Amount for any Payment Date is greater than zero, then the Indenture Trustee shall give notice to the Insurer by telephone or telecopy of the amount of such Deficiency Amount. Such notice of such Deficiency Amount shall be confirmed in writing in the form set forth as Exhibit A to the Policy to the Insurer and the Fiscal Agent (as defined in the Policy), if any, at or before 10:00 a.m., New York time, on the second Business Day prior to such Payment Date. Following receipt by the Insurer of such notice in such form, the Insurer will pay any amount payable under the Policy on the later to occur of (i) 12:00 noon, New York time, on the second Business Day following such receipt and (ii) 12:00 noon, New York time, on the Payment Date to which such deficiency relates, as provided in Exhibit A to the Policy.

                  (b) The Indenture Trustee shall establish separate special purpose trust accounts for the benefit of Holders of each Class of Notes and the Insurer referred to herein as the "Policy Payments Accounts" over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit any amount paid under the Policy in the Policy Payments Accounts and distribute such amount only for purposes of payment to Holders of Class A Notes of the Scheduled Payment for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Indenture Trustee or the Issuer. Amounts paid under the Policy shall be transferred to the Distribution Account in accordance with the next succeeding paragraph and disbursed by the Indenture Trustee to Holders of the applicable Class of Class A Notes in accordance with Section 8.3(b) or Article X, as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Scheduled Payment with other funds available to make such payment. However, the amount of any payment of principal of or interest on the applicable Class of Class A Notes to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Note Register and in the statement to be furnished to Holders of the applicable Class of Class A Notes pursuant to Section 8.5. Funds held in the Policy Payments Account shall not be invested.

                  On any Payment Date with respect to which a claim has been made under the Policy, the amount of any funds received by the Indenture Trustee as a result of any claim under the Policy, to the extent required to make the Scheduled Payment on such Payment Date, shall be withdrawn from the Policy Payments Account and deposited in the Distribution Account and applied by the Indenture Trustee, together with the other funds to be withdrawn from the Distribution Account pursuant to Section 8.3(b) or Article X, as applicable, directly to the payment in full of the Scheduled Payment due on the applicable Class of Class A Notes. Funds received by the Indenture Trustee as a result of any claim under the Policy shall be deposited by the Indenture Trustee in the Policy Payments Account and used solely for payment to the Holders of the applicable Class of Class A Notes and may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Indenture Trustee or the Issuer. Any funds remaining in the Policy Payments Account on the first Business Day following a Payment Date shall be remitted to the Insurer, pursuant to the instructions of the Insurer, by the end of such Business Day.

                  (c) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Class A Note from moneys received under the Policy. The Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Indenture Trustee.

                  SECTION 11.5. Notices to the Insurer. All notices, statements, reports, certificates or opinions required by this Indenture to be sent to any other party hereto or to any of the Noteholders shall also be sent to the Insurer.

                  SECTION 11.6. Third-Party Beneficiary. The Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.

                  SECTION 11.7. Indenture Trustee to Hold the Policy. The Indenture Trustee will hold the Policy in trust as agent for the Holders of the Class A Notes for the purpose of making claims thereon and distributing the proceeds thereof. The Policy, prior to any distributions thereon deposited into the Policy Payments Account, will not constitute part of the Trust Property. Each Holder of Class A Notes, by accepting its Class A Notes, appoints the Indenture Trustee as attorney-in-fact for the purpose of making claims on the Policy.

                                  ARTICLE XII

                                  Miscellaneous

                  SECTION 12.1. Compliance Certificates and Opinions, etc. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Insurer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

                  SECTION 12.2. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Unaffiliated Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Unaffiliated Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  SECTION 12.3. Acts of Noteholders. (a) Subject to Section 11.1, Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                  SECTION 12.4. Notices, etc. to Indenture Trustee, Issuer, Insurer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                  (a) The Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed first-class and shall be deemed to have been duly given upon receipt to the Indenture Trustee at its Corporate Trust Office and any notice delivered by facsimile shall be addressed to the Corporate Trust Office, telecopy number (704) 383-7316, or

                  (b) The Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by facsimile or overnight courier or mailed first class, and shall deemed to have been duly given upon receipt to the Issuer addressed to: HomeGold Home Equity Loan Trust 1999-1, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 Attention:
Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

                  (c) The Insurer by the Issuer or the Indenture Trustee shall be sufficient for any purpose hereunder if in writing and mailed by first-class mail personally delivered or telecopied to the recipient as follows:

                  To the Insurer:   Financial Security Assurance Inc.
                                    350 Park Avenue
                                    New York, New York 10022
                                    Attention:  Surveillance Department
                                    Re:  HomeGold Home Equity Loan Trust 1999-1
                                    Telecopy:  (212) 888-5278

                  Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, delivered by overnight courier or first class or via facsimile to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., 99 Church Street, New York, New York 10004, Fax No.:
(212) 533-0355 and (ii) in the case of S&P, at the following address: Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York 10004,
Attention: Asset Backed Surveillance Department, Fax No.: (212) 412-0224; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  SECTION 12.5. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                  Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder.

                  SECTION 12.6. Alternate Payment and Notice Provisions . Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Note Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Indenture Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

                  SECTION 12.7. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                  The provisions of TIA ss.ss. 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  SECTION 12.8. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 12.9. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors.

                  SECTION 12.10. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 12.11. Benefits of Indenture. The Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Insurer and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Property, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Insurer may disclaim any of its rights and powers under this Indenture (in which case the Indenture Trustee may exercise such right or power hereunder), but not its duties and obligations under the Policy, upon delivery of a written notice to the Indenture Trustee.

                  SECTION 12.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                  SECTION 12.13. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 12.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 12.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trust or any other counsel reasonably acceptable to the Indenture Trustee and the Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                  SECTION 12.16. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Unaffiliated Seller, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Unaffiliated Seller, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Unaffiliated Seller, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Unaffiliated Seller, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Unaffiliated Seller, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VII and VIII of the Trust Agreement.

                  SECTION 12.17. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Unaffiliated Seller, the Depositor, or the Issuer, or join in any institution against the Unaffiliated Seller, the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

                  SECTION 12.18. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or of the Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

                  SECTION 12.19. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Issuer under this Agreement or any related documents.

                  IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                            HOMEGOLD HOME EQUITY LOAN TRUST
                                1999-1,

                            By: WILMINGTON TRUST COMPANY, not in
                                its individual capacity but solely as Owner
                                Trustee,

                            By: /s/ Virginia Karablacas
                               --------------------------------------------
                                Name:
                                Title:



                            FIRST UNION NATIONAL BANK, not in its
                            individual capacity but solely as Indenture
                            Trustee,

                            By: /s/ Pablo de La Canal
                                --------------------------------------------
                                Name:
                                Title:

                                                                       EXHIBIT A


                            GLOSSARY OF DEFINED TERMS

                             [See Separate Document]

                                                                     EXHIBIT B-1

                            [Form of Class A-1 Note]

REGISTERED                                                           $18,418,000

No. A-1

                                                           CUSIP NO. 43740C AA 6

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

===========================================================================================================
Series 1999-1, Class A-1                                    Class A-1 Note Principal Balance as of the
                                                            Issue Date: $18,418,000
-----------------------------------------------------------------------------------------------------------
Initial Interest Rate: 6.87%
-----------------------------------------------------------------------------------------------------------
Date of Sale and Servicing Agreement:                       Denomination: $18,418,000

May 1, 1999
-----------------------------------------------------------------------------------------------------------
First Payment Date:                                         Servicer:

June 15, 1999                                               HomeGold, Inc.
-----------------------------------------------------------------------------------------------------------
Final  Maturity  Date: July 15, 2029 or, if                Indenture Trustee:
earlier, the Redemption Date (as defined)
                                                            First Union National Bank
-----------------------------------------------------------------------------------------------------------
                                                            Issue Date: May 27, 1999
-----------------------------------------------------------------------------------------------------------
                                                            CUSIP: 43740C AA 6
===========================================================================================================


         PAYMENTS IN REDUCTION OF THE NOTE PRINCIPAL BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE UNAFFILIATED SELLER, THE CONTRIBUTOR, THE DEPOSITOR OR ANY OF THEIR AFFILIATES. NEITHER THIS NOTE NOR THE UNDERLYING

                                      B-1-1

         MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                     HOMEGOLD HOME EQUITY LOAN TRUST 1999-1

                          CLASS A-1 ASSET BACKED NOTES

                  HomeGold Home Equity Loan Trust 1999-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ($18,418,000), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying
(i) a fraction the numerator of which is the initial Note Principal Balance hereof and the denominator of which is the initial aggregate Note Principal Balance of the Class A-1 Notes by (ii) the aggregate amount, if any, payable on such Payment Date in respect of principal on the Class A-1 Notes pursuant to
Section 8.3 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date. The unpaid principal of this Note shall accrue interest at the initial rate of 6.87% per annum (for each Interest Accrual Period on or prior to the date on which the Servicer could exercise its option to redeem the Notes as provided in Article X of the Indenture) or 7.37% (for each Interest Accrual Period after such date), which (except for Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts (as defined in the Indenture), which shall be due and payable only to the extent funds are available therefor as provided in the Indenture) shall be due and payable on each Payment Date prior to the Final Payment Date and (without regard to the availability of funds for the payment of Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts) on the Final Payment Date. The Interest Accrual Period for any Payment Date is the calendar month immediately preceding the month in which such Payment Date occurs. All calculations of interest on the Class A-1 Notes will be based on a 360-day year consisting of twelve 30-day months. Payments in respect of principal and interest will be made on each Payment Date to the Person in whose name this Note is registered on the last Business Day of the month immediately preceding the month of such payment as provided in the Indenture.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance Inc. (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of principal and interest (excluding Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts), all as more fully set forth in the Indenture and the Policy.

                  For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness and has instructed the Indenture Trustee to treat the Notes as indebtedness for federal and state tax reporting purposes.


                                     B-1-2

                  Reference is made to the further provisions of this Note following the Indenture Trustee's Certificate of Authentication, which shall have the same effect as though fully set forth herein.

                  Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.







                                     B-1-3

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  May 27, 1999

                          HOMEGOLD HOME EQUITY LOAN TRUST 1999-1

                          By:   WILMINGTON TRUST COMPANY, not in its
                                individual capacity but solely as Owner Trustee under the Trust Agreement



                          By:
                              -------------------------------------------------
                              Name:
                              Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  May 27, 1999

                  FIRST UNION NATIONAL BANK, not in its individual capacity but solely as Indenture Trustee,

                     By:
                        -------------------------------------------------
                         Authorized Signatory





                                     B-1-4

                               FURTHER PROVISIONS

                  This Class A-1 Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A Asset Backed Notes (herein called the "Class A Notes"), all issued under an Indenture dated as of May 1, 1999 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and First Union National Bank, as trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class A Notes will be payable on each Payment Date in an amount described above. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 15, 1999. The term "Payment Date" shall be deemed to include the Final Payment Date and, unless the context otherwise requires, the Final Maturity Date. The Final Maturity Date of the Class A-1 Notes is July 15, 2029 or, if earlier, the Redemption Date (as defined below).

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Payment Date and the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes may be accelerated, and upon such acceleration shall become, due and payable if an Event of Default shall have occurred and be continuing, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  As provided in the Indenture, the Servicer shall have the option to cause the Notes to be redeemed, in whole but not in part, on any Payment Date after which the aggregate Class A-1 Note Principal Balance is $1,841,800 or less.

                  So long as this Note is registered in the name of a Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfers of immediately available funds to the Depository or its nominee. Otherwise all payments to the Holder of this Note under the Indenture will be made or caused to be made by or on behalf of the Indenture Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Class A-1 Notes the aggregate initial Note Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Note Register, provided that the Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of


                                     B-1-5
this Note at the office or agency appointed by the Indenture Trustee for that purpose as provided in the Agreement.

                  Payments in respect of the Class A-1 Notes are limited recourse obligations of the Issuer payable solely from certain collections and recoveries respecting the Mortgage Loans and payments under the Policy, all as more specifically set forth herein, in the Indenture and the Policy. As provided in the Sale and Servicing Agreement and the Indenture, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than payments to Noteholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Indenture and the Sale and Serving Agreement each permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Indenture Trustee and the rights of the Noteholders under the Indenture and the Sale and Servicing Agreement, as the case may be, at any time by the parties thereto with the consent of the Holders of Notes and the Insurer. Any such consent by the Holder of this Note shall be conclusive and binding on such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Note. The Indenture and the Sale and Servicing Agreement each also permit the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Notes. In addition, pursuant to Section 11.1 of the Indenture, the Insurer, so long as no Insurer Default shall have occurred and be continuing, shall, except in certain limited circumstances, be entitled to exercise all rights of the Noteholders (including voting rights) under the Indenture without any further consent of the Noteholders and, so long as no Insurer Default shall have occurred and be continuing, the consent to any action or other matter of the Insurer shall be deemed to also constitute the consent thereto of the requisite percentage of Noteholders required by the Indenture in respect of such action or matter.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies appointed by the Indenture Trustee as provided in the Indenture, (i) duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate principal amount will be issued to the designated transferee or transferees.

                  The Notes are issuable in fully registered form only without coupons in Classes and denominations and in the original principal amounts specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for


                                     B-1-6
new Notes of the same Class in authorized denominations in the same aggregate principal amount, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

                  Any Noteholder using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity to purchase the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  The Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer and the Note Registrar and any agent of the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer or the Note Registrar may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer, the Note Registrar nor any such agent shall be affected by notice to the contrary.

                  The recitals contained herein shall be taken as statements of the Issuer and the Indenture Trustee assumes no responsibility for their correctness.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Unaffiliated Seller, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Unaffiliated Seller, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Unaffiliated Seller, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Unaffiliated Seller, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Unaffiliated Seller, the Depositor,


                                     B-1-7
or the Issuer or join in any institution against the Unaffiliated Seller, the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, none of Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of a Default or an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.



                                     B-1-8

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                 ---------------------------------------------------------------

-----------------------------(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)
                                                                ----------------
--------------------------------------------------------------------------------
the within Note on the books kept for registration thereof, with full power of substitution in the premises.

         I (we) further direct the Note Registrar to issue a new Note of like tenor to the above named assignee and deliver such Note to the following address:
        ------------------------------------------------------------------------

----------------------------------------------------


Dated:

                              --------------------------------------------------
                              Signature by or on behalf of assignor



                              --------------------------------------------------
                              Signature Guaranteed



                                     B-1-9

                              PAYMENT INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Payments shall be made, by wire transfer or otherwise, in immediately available funds to
                  --------------------------------------------------------------

--------------------------------------------------------for the account of-----,

account number                        or, if mailed by check, to
              -----------------------                            ---------------
                            Applicable statements should be mailed to
----------------------------                                         -----------

--------------------------------------------------------------------------------

         This information is provided by     , as its agent.




                                     B-1-10

                                                                    EXHIBIT B-2

                            [Form of Class A-2 Note]

REGISTERED                                                           $35,546,000

No. A-2

                                                           CUSIP NO. 43740C AB 4

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

============================================================================================
Series 1999-1, Class A-2                       Class A-2 Note Principal Balance as of the
                                               Issue Date: $35,546,000
--------------------------------------------------------------------------------------------
Initial Interest Rate: 6.82%
--------------------------------------------------------------------------------------------
Date of Sale and Servicing Agreement:          Denomination:  $35,546,000

May 1, 1999
--------------------------------------------------------------------------------------------
First Payment Date:                            Servicer:

June 15, 1999                                  HomeGold, Inc.
--------------------------------------------------------------------------------------------
Final Maturity Date: August 15, 2029 or, if   Indenture Trustee:
earlier, the Redemption Date (as defined)

                                               First Union National Bank
--------------------------------------------------------------------------------------------
                                               Issue Date: May 27, 1999
--------------------------------------------------------------------------------------------
                                               CUSIP: 43740C AB 4
============================================================================================


         PAYMENTS IN REDUCTION OF THE NOTE PRINCIPAL BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE UNAFFILIATED SELLER, THE CONTRIBUTOR, THE DEPOSITOR OR ANY OF THEIR AFFILIATES. NEITHER THIS NOTE NOR THE UNDERLYING


                                     B-2-1

         MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                     HOMEGOLD HOME EQUITY LOAN TRUST 1999-1

                          CLASS A-2 ASSET BACKED NOTES

                  HomeGold Home Equity Loan Trust 1999-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ($53,964,000), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying
(i) a fraction the numerator of which is the initial Note Principal Balance hereof and the denominator of which is the initial aggregate Note Principal Balance of the Class A-2 Notes by (ii) the aggregate amount, if any, payable on such Payment Date in respect of principal on the Class A-2 Notes pursuant to
Section 8.3 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date. The unpaid principal of this Note shall accrue interest at the initial rate of 6.82% per annum for each Interest Accrual Period on or prior to the date on which the Servicer could exercise its option to redeem the Notes as provided in Article X of the Indenture) or 7.32% (for each Interest Accrual Period after such date), which (except for Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts (as defined in the Indenture), which shall be due and payable only to the extent funds are available therefor as provided in the Indenture) shall be due and payable on each Payment Date prior to the Final Payment Date and (without regard to the availability of funds for the payment of Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts) on the Final Payment Date. The Interest Accrual Period for any Payment Date is the calendar month immediately preceding the month in which such Payment Date occurs. All calculations of interest on the Class A-2 Notes will be based on a 360-day year consisting of twelve 30-day months. Payments in respect of principal and interest will be made on each Payment Date to the Person in whose name this Note is registered on the last Business Day of the month immediately preceding the month of such payment as provided in the Indenture.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance Inc. (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of principal and interest (excluding Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts), all as more fully set forth in the Indenture and the Policy.

                  For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness and has instructed the Indenture Trustee to treat the Notes as indebtedness for federal and state tax reporting purposes.


                                     B-2-2

                  Reference is made to the further provisions of this Note following the Indenture Trustee's Certificate of Authentication, which shall have the same effect as though fully set forth herein.

                  Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-2-3

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  May 27, 1999

                            HOMEGOLD HOME EQUITY LOAN TRUST 1999-1

                            By:WILMINGTON TRUST COMPANY, not in its
                               individual capacity but solely as Owner Trustee under the Trust Agreement



                            By:
                               -------------------------------------------------
                               Name:
                               Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  May 27, 1999

                            FIRST UNION NATIONAL BANK, not in its
                               individual capacity but
                               solely as Indenture Trustee,

                            By:
                               -------------------------------------------------
                                Authorized Signatory


                                     B-2-4

                               FURTHER PROVISIONS

                  This Class A-2 Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A Asset Backed Notes (herein called the "Class A Notes"), all issued under an Indenture dated as of May 1, 1999 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and First Union National Bank, as trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class A Notes will be payable on each Payment Date in an amount described above. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing June 15, 1999. The term "Payment Date" shall be deemed to include the Final Payment Date and, unless the context otherwise requires, the Final Maturity Date. The Final Maturity Date of the Class A-2 Notes is August 15, 2029 or, if earlier, the Redemption Date (as defined below).

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Payment Date and the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes may be accelerated, and upon such acceleration shall become, due and payable if an Event of Default shall have occurred and be continuing, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  As provided in the Indenture, the Servicer shall have the option to cause the Notes to be redeemed, in whole but not in part, on any Payment Date after which the aggregate Class A-2 Note Principal Balance is $1,841,800 or less.

                  So long as this Note is registered in the name of a Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfers of immediately available funds to the Depository or its nominee. Otherwise all payments to the Holder of this Note under the Indenture will be made or caused to be made by or on behalf of the Indenture Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Class A-2 Notes the aggregate initial Note Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Note Register, provided that the Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of


                                     B-2-5
this Note at the office or agency appointed by the IndentureTrustee for that purpose as provided in the Agreement.

                  Payments in respect of the Class A-2 Notes are limited recourse obligations of the Issuer payable solely from certain collections and recoveries respecting the Mortgage Loans and payments under the Policy, all as more specifically set forth herein, in the Indenture and the Policy. As provided in the Sale and Servicing Agreement and the Indenture, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than payments to Noteholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Indenture and the Sale and Serving Agreement each permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Indenture Trustee and the rights of the Noteholders under the Indenture and the Sale and Servicing Agreement, as the case may be, at any time by the parties thereto with the consent of the Holders of Notes and the Insurer. Any such consent by the Holder of this Note shall be conclusive and binding on such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Note. The Indenture and the Sale and Servicing Agreement each also permit the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Notes. In addition, pursuant to Section 11.1 of the Indenture, the Insurer, so long as no Insurer Default shall have occurred and be continuing, shall, except in certain limited circumstances, be entitled to exercise all rights of the Noteholders (including voting rights) under the Indenture without any further consent of the Noteholders and, so long as no Insurer Default shall have occurred and be continuing, the consent to any action or other matter of the Insurer shall be deemed to also constitute the consent thereto of the requisite percentage of Noteholders required by the Indenture in respect of such action or matter.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies appointed by the Indenture Trustee as provided in the Indenture, (i) duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate principal amount will be issued to the designated transferee or transferees.

                  The Notes are issuable in fully registered form only without coupons in Classes and denominations and in the original principal amounts specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for


                                     B-2-6
new Notes of the same Class in authorized denominations in the same aggregate principal amount, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

                  Any Noteholder using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity to purchase the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  The Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer and the Note Registrar and any agent of the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer or the Note Registrar may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer, the Note Registrar nor any such agent shall be affected by notice to the contrary.

                  The recitals contained herein shall be taken as statements of the Issuer and the Indenture Trustee assumes no responsibility for their correctness.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Unaffiliated Seller, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Unaffiliated Seller, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Unaffiliated Seller, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Unaffiliated Seller, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Unaffiliated Seller, the Depositor,


                                     B-2-7
or the Issuer or join in any institution against the Unaffiliated Seller, the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, none of Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of a Default or an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     B-2-8

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                     -----------------------------------------------------------

-----------------------------(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)
                                                                ----------------

-------------------------------------------------------------------------- the
within Note on the books kept for registration thereof, with full power of substitution in the premises.

                  I (we) further direct the Note Registrar to issue a new Note of like tenor to the above named assignee and deliver such Note to the following address:
        ------------------------------------------

Dated:

                                    --------------------------------------------
                                    Signature by or on behalf of assignor




                                    --------------------------------------------
                                    Signature Guaranteed


                                     B-2-9

                              PAYMENT INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Payments shall be made, by wire transfer or otherwise, in immediately available funds to
                              --------------------------------------------------

-------------------------------------------------------for the account of _____,

account number                         or, if mailed by check, to
              -------------------------                          ---------------
                          Applicable statements should be mailed to
-------------------------                                          -------------

--------------------------------------------------------------------------------


                This information is provided by     , as its agent.


                                     B-2-10

                                                                       EXHIBIT C

                   FORM OF FINANCIAL GUARANTY INSURANCE POLICY



                           [See Separate Document]




                                       C-1